United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2024

HMN Financial, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24100	41-1777397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest
Rochester, Minnesota 55901
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (507) 535-1200

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HMNF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 14, 2024, HMN Financial, Inc., a Delaware corporation (“HMNF”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alerus Financial Corporation, a Delaware corporation (“Alerus”), pursuant to which HMNF will merge into Alerus, with Alerus as the surviving corporation (the “Merger”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, HMNF stockholders will have the right to receive 1.25 (the “Exchange Ratio”) shares of common stock of Alerus for each share of common stock of HMNF. The Exchange Ratio is subject to potential downward adjustment if HMNF’s stockholders’ equity as of the closing date of the Merger is less than a specified stockholders’ equity threshold, as described in the Merger Agreement. Based upon the initial Exchange Ratio and Alerus’ closing share price of $20.69 on May 14, 2024, the implied value of the Exchange Ratio per HMNF share is $25.86, with an aggregate transaction value of approximately $116.4 million. Holders of options to purchase shares of HMNF common stock and holders of restricted HMNF common stock will have such options or restricted stock vest immediately prior to the Merger. The shares of HMNF common stock issued upon exercise of such stock options and the shares of HMNF common stock that are vested will receive the same Exchange Ratio consideration as the HMNF stockholders, as described in the Merger Agreement.

It is anticipated that Home Federal Savings Bank, HMNF’s wholly-owned banking subsidiary (“HFSB”), will be merged with and into Alerus’ banking subsidiary, Alerus Financial, National Association (“Alerus Financial”), immediately following the completion of the Merger. At the time of the bank merger, HFSB’s banking offices will become branches of Alerus Financial. As of March 31, 2024, HMNF had total assets of approximately $1.15 billion, total loans of $868.7 million and total deposits of $1.03 billion.

The Merger Agreement contains customary representations and warranties of both parties and customary conditions to the parties’ obligations to close the transaction, as well as agreements to cooperate in the process of consummating the transaction. The Merger Agreement also contains provisions limiting the activities of HMNF, HFSB, Alerus and Alerus Financial pending the completion of the Merger that are outside the ordinary course of business, including, with respect to HMNF and HFSB, restrictions on employee compensation, certain acquisitions and dispositions of assets and liabilities, and solicitations relating to alternative acquisition proposals. The Merger Agreement further provides that Alerus will take necessary action to appoint one individual serving on the board of directors of HMNF to serve on the board of directors of Alerus, beginning on the effective date of the Merger. The Merger Agreement provides certain termination rights for both HMNF and Alerus and further provides for a termination fee of $4.6 million, payable by the terminating party to the non-terminating party upon termination of the Merger Agreement under certain circumstances.

The parties expect the Merger to be completed in the fourth quarter of 2024, subject to the satisfaction of customary closing conditions in the Merger Agreement and the approval of the appropriate regulatory authorities and of the stockholders of each of HMNF and Alerus. On May 14, 2024, the directors and certain officers of HMNF executed a voting and support agreement in favor of Alerus in which they have agreed to vote their shares of HMNF common stock in favor of approval of the Merger Agreement and the Merger. On May 14, 2024, the directors and certain officers of Alerus also executed a voting and support agreement in favor of HMNF in which they have agreed to vote their shares of Alerus common stock in favor of approval of the Merger Agreement and the Merger and the issuance of the stock consideration. The foregoing information relating to the voting and support agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the voting and support agreement in favor of Alerus, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the full text of the voting and support agreement in favor of HMNF, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The information set forth above relating to the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive the consummation of the Merger, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding HMNF or Alerus, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding HMNF, Alerus, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of each of HMNF and Alerus and a prospectus of Alerus, and in the Forms 10-K, Forms 10-Q and other documents, as amended, that each of HMNF and Alerus file with or furnishes to the Securities and Exchange Commission (“SEC”).

Item 7.01.	Regulation FD Disclosure.

On May 15, 2024, HMNF and Alerus issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

On May 15, 2025, Alerus posted on its investor website at investors.alerus.com under the “News and Events” link an investor presentation relating to the Merger. A copy of the investor presentation is attached to this report as Exhibit 99.2, which is incorporated herein by reference.

The information furnished pursuant to this Item and the related exhibits are being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by HMNF for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Special Note Concerning Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of HMNF and Alerus and certain plans, expectations, goals, projections and benefits relating to the Merger, all of which are subject to numerous assumptions, risks and uncertainties. These statements are often, but not always, identified by words such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” “target” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements HMNF makes regarding the ability of HMNF and Alerus to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Merger, statements about the expected timing for completing the Merger, the potential effects of the proposed Merger on both HMNF and Alerus, the possibility of any termination of the Merger Agreement, and any potential downward adjustment in the Exchange Ratio.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by HMNF and Alerus with the SEC, risks and uncertainties for HMNF, Alerus and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of HMNF’s operations with those of Alerus will be materially delayed or will be more costly or difficult than expected; (3) the parties’ inability to meet expectations regarding the timing of the proposed Merger; (4) changes to tax legislation and their potential effects on the accounting for the Merger; (5) the inability to complete the proposed Merger due to the failure of HMNF’s or Alerus’ stockholders to adopt the Merger Agreement, or the failure of Alerus’ stockholders to approve the issuance of Alerus common stock in connection with the Merger; (6) the failure to satisfy other conditions to completion of the proposed Merger, including receipt of required regulatory and other approvals; (7) the failure of the proposed Merger to close for any other reason; (8) diversion of management’s attention from ongoing business operations and opportunities due to the proposed Merger; (9) the challenges of integrating and retaining key employees; (10) the effect of the announcement of the proposed Merger on HMNF’s, Alerus’ or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) the amount HMNF’s stockholders’ equity as of the closing date of the Merger and any potential downward adjustment in the Exchange Ratio; (13) the dilution caused by Alerus’ issuance of additional shares of Alerus common stock in connection with the Merger; and (14) changes in the global economy and financial market conditions and the business, results of operations and financial condition of HMNF, Alerus and the combined company. Please refer to each of HMNF’s and Alerus’ Annual Report on Form 10-K for the year ended December 31, 2023, as well as both parties’ other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Any forward-looking statement included in this report is based only on information currently available to management and speaks only as of the date on which it is made. Neither HMNF nor Alerus undertakes any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

Alerus will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of HMNF and Alerus that also constitutes a prospectus of Alerus, which will be sent to the stockholders of HMNF and Alerus. Before making any voting decision, the stockholders of HMNF and Alerus are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about HMNF, Alerus and the proposed transaction. When filed, this document and other documents relating to the Merger filed by HMNF can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing HMNF’s website at www.justcallhome.com/HMNFinancial under “SEC Filings” and Alerus’ website at www.alerus.com under the link “Investors Relations” and then under “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from HMNF upon written request to HMN Financial, Inc., Corporate Secretary, 1016 Civic Center Drive NW, Rochester, Minnesota 55901 or by calling (507) 535-1200 or from Alerus upon written request to Alerus Financial Corporation, Corporate Secretary, 401 Demers Avenue, Grand Forks, North Dakota 58201 or by calling (701) 795-3200. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation

This report does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. HMNF, Alerus, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of HMNF and Alerus in connection with the proposed Merger under SEC rules. Information about the directors and executive officers of HMNF and Alerus will be included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Security holders may also obtain information regarding the names, affiliations and interests of HMNF’s directors and executive officers in the definitive proxy statement of HMNF relating to its 2024 Annual Meeting of Stockholders filed with the SEC on March 21, 2024 and HMNF’s Annual Report on Form 10-K/A for the year ended December 31, 2023 filed with the SEC on March 19, 2024. Security holders may obtain information regarding the names, affiliations and interests of Alerus’ directors and executive officers in the definitive proxy statement of Alerus relating to its 2024 Annual Meeting of Stockholders filed with the SEC on March 25, 2024 and on Alerus’ Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 8, 2024. To the extent the holdings of HMNF securities by HMNF’s directors and executive officers or the holdings of Alerus securities by Alerus’ directors and executive officers have changed since the amounts set forth in HMNF’s or Alerus’ respective proxy statement for its 2024 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and between Alerus Financial Corporation and HMN Financial, Inc., dated May 14, 2024*

10.1	Voting and Support Agreement, by and among Alerus Financial Corporation and the directors and officers of HMN Financial, Inc. identified therein, dated May 14, 2024

10.2	Voting and Support Agreement, by and among HMN Financial, Inc. and the directors and officers of Alerus Financial Corporation identified therein, dated May 14, 2024

99.1	Joint Press Release of HMN Financial, Inc. and Alerus Financial Corporation dated May 15, 2024

99.2	Investor Presentation by Alerus Financial Corporation dated May 15, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* HMNF has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. HMNF will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2024	HMN Financial, Inc.

	By:	/s/ Jon Eberle
Jon Eberle
Senior Vice President, Chief Financial Officer and Treasurer